Exhibit 99.13

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

In re                                      )
CARDIAC CONTROL SYSTEMS, INC.              )        Case No.:   99-06852-3P1
                 Debtor.                   )
___________________________________________)


                            NOTICE OF FILING DEBTOR'S
                         FINANCIAL REPORT FOR THE PERIOD
                  SEPTEMBER 1, 2000 THROUGH SEPTEMBER 30, 2000
                  --------------------------------------------

     Debtor, Cardiac Control Systems, Inc., gives notice of the filing of the attached monthly financial reports for the period September 1, 2000 through September 30, 2000.

                                 STUTSMAN & THAMES, P.A.

                                 By        /s/ Nina M. LaFleur
                                   ------------------------------------------
                                           Nina M. LaFleur

                                 Florida Bar Number 0107451
                                 121 West Forsyth St., Suite 600
                                 Jacksonville, Florida  32202
                                 (904) 358-4000
                                 (904) 358-4001 (Facsimile)

                                 Attorneys for Cardiac Control Systems, Inc.

                             Certificate of Service
                             ----------------------

     I certify that a copy of the foregoing notice, together with a copy of the debtor's monthly financial report for September, 2000 were furnished by mail to the Office of the United States Trustee, 135 W. Central Boulevard, Suite

620,Orlando, Florida 32801; Jeffry R. Jontz, Esq., Carlton, Fields, Ward,

Emmanuel, Smith & Cutler, P.A., 255 S. Orange Avenue, Post Office Box 1171,

Orlando, Florida 32802; and to David E. Otero, Esq., Akerman, Senterfitt, 50

North Laura Street, Suite 2750, Jacksonville, Florida 32202 on this 17th day of

October, 2000.

                                                             /s/ Nina M. LaFleur
                                                             -------------------
                                                                  Attorney

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

                                                      CASE NO: 99-06852-3P1
IN RE

CARDIAC CONTROL SYSTEMS, INC.                         JUDGE GEORGE L. PROCTOR

DEBTOR                                                CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                  FROM SEPTEMBER 1, 2000 TO SEPTEMBER 30, 2000

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.

                                          ----------------------------------
                                          Stutsman & Thames PA
                                          Attorney for Debtor

Debtor's Address                          Attorney's Address
                                          and Phone Number

PO Box 353339,                            121 West Forsyth Street, Suite 600,
PALM COAST FL 32135-3339                  Jacksonville FL  32202
904-445-5476                              904-358-4000

                      MONTHLY FINANCIAL REPORT FOR BUSINESS
                      -------------------------------------

   Reporting Period beginning September 1, 2000 and ending September 30, 2000

      Name of Debtor: Cardiac Control Systems, Inc Case Number 99-06852-3P1

Date of Petition September 3, 1999
                                                                                    CURRENT             CUMULATIVE
                                                                                    -------             ----------
                                                                                      MONTH           PETITION TO DATE
                                                                                      -----           ----------------
1.      CASH AT BEGINNING OF PERIOD                                                  $47,862.12              $963.56
                                                                              ----------------------------------------

2.      RECEIPTS
            A.  Cash Sales (List attached)                                                 0.00            $8,968.00
                 Less: Cash Discount re Shree LOC                                                         ($1,500.00)
            B.  Collection on Postpetition A/R                                            $0.00            $7,405.05
            C.  Collection on Prepetition A/R                                             $0.00           $84,451.11
            D.  Other Receipts (List attached)                                                         $1,310,380.60
                                                                              ----------------------------------------

3.      TOTAL RECEIPTS                                                                    $0.00        $1,409,704.76
                                                                              ----------------------------------------

4.      TOTAL CASH AVAILABLE FOR OPERATIONS (Line 1 + Line 3)                        $47,862.12        $1,410,668.32
                                                                              ----------------------------------------

5.      DISBURSEMENTS                                                                                          $0.00
            A.  US Trustee Quarterly Fees                                                                  $2,000.00
            B.  Net Payroll                                                                               $23,528.70
            C.  Payroll Taxes Paid                                                                            $20.53
            D.  Sales and Use taxes                                                                            $0.00
            E.  Other Taxes                                                                              $107,373.08
            F.  Rent                                                                                           $0.00
            G.  Other Leases (Attachment 3)                                                                    $0.00
            H.  Telephone                                                                                  $4,416.55
            I.  Utilities                                                                                  $9,750.95
            J.  Travel and Entertaining                                                                        $0.00
            K.  Vehicle Expenses                                                                               $0.00
            L.  Office Supplies                                                                              $184.50
            M.  Advertising                                                                                    $0.00
            N.  Insurance (Attachment 7)                                                                       $0.00
            O.  Purchases of Fixed Assets                                                                      $0.00
            P.  Purchases of Inventory                                                                         $0.00
            Q.  Manufacturing Supplies                                                                         $0.00
            R.  Repairs and Maintenance                                                                    $5,519.57
            S.  Payments to Secured Creditors                                         $3,000.00        $1,115,030.39
            T.  Other Operating Expenses (List Attached)                              $8,437.12          $106,419.05
                                                                              ----------------------------------------
6.      TOTAL CASH DISBURSEMENTS
                                                                                     $11,437.12        $1,374,243.32
                                                                              ----------------------------------------
7.      ENDING CASH BALANCE (Line 4 - Line 6)
                                                                                     $36,425.00           $36,425.00
                                                                              ========================================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

         This sixteenth day of October, 2000
                                                              /s/ W. Alan Walton
                                                              ------------------
                                                              W. Alan Walton
                    Reconciliation
                    --------------
                    Patty Cash Balance                                 $0.00
                    Bank of America DIP A/C Balance               $36,425.00
                                                       ----------------------
                    Ending Cash Balance Line 7                    $36,425.00
                                                       ======================





                           CASH RECEIPTS AND PAYMENTS
                           --------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

   Reporting Period beginning September 1, 2000 and ending September 30, 2000

A.       Cash Sales                                                             ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                                ------------------------------------
                                                                                                         Bank of
                                                                                                         -------
       Date                  Payor                    Reason                         Petty Cash        America DIP         TOTAL
       ----                  -----                    ------                         ----------        -----------         -----

                                                                                 ---------------------------------------------------
                                                                                            $0.00             $0.00           $0.00
                                                                                 ---------------------------------------------------

B.       Collection on Postpetition A/R                                   ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                          ------------------------------------
                                                                                                       Bank of
                                                                                                       -------
       Date                       Payor                                   Coast Business Credit      America DIP          TOTAL
       ----                       -----                                   ---------------------      -----------          -----

                                                                                 ---------------------------------------------------
                                                                                         $0.00               $0.00            $0.00
                                                                                 ---------------------------------------------------
C.       Collection on Prepetition A/R

                                                                                                       Bank of
                                                                                                       -------
       Date                       Payor                                   Coast Business Credit      America DIP          TOTAL
       ----                       -----                                   ---------------------      -----------          -----

                                                                                 ---------------------------------------------------
                                                                                         $0.00               $0.00            $0.00
                                                                                 ---------------------------------------------------

 D.       Other Receipts Sale of 3 Commerce Blvd., Palm Coast              ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                          ------------------------------------

                                                                            Cosing on Sale of 3
                                                                            -------------------
                                                                            Commerce Blvd. Palm        Bank of
                                                                            --------------------       -------
       Date                      Payor                     Reason                   Coast            America DIP          TOTAL
       ----                      -----                     ------                   -----            -----------          -----
                                                                                                                               0.00
                                                                                                                               0.00
                                                                                                                               0.00
                                                                                                                               0.00
                                                                                                                               0.00
                                                                                                                               0.00
                                                                                                                               0.00
                                                                                                                               0.00
                                                                                                                               0.00
                                                                                                                               0.00
                                                                                                                               0.00
                                                                                                                               0.00
                                                                                 ---------------------------------------------------
                                                                                         $0.00               $0.00            $0.00
                                                                                 ===================================================

D.       Other Receipts                                                   ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                          ------------------------------------

                                                                                 ---------------------------------------------------
                                                                                 ---------------------------------------------------
                                                                                 ---------------------------------------------------
                                                                                                       Bank of
                                                                                                       -------
       Date                       Payor                    Reason               Petty Cash           America DIP              TOTAL
       ----                       -----                    ------               ----------           -----------              -----
                                                                                                                              $0.00
                                                                                                                              $0.00

                                                                                 ---------------------------------------------------
                                                                                                             $0.00            $0.00

                                                                                 ===================================================


                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------

                         5. T. Other Operating Expenses

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

   Reporting Period beginning September 1, 2000 and ending September 30, 2000

       Date                      Payee                                          Purpose                                 Payment
       ----                      -----                                          -------                                 -------

     11-Sep-00       DownTown Business Center           Mailout Plan and Disclosure Statement                           $3,000.00

     14-Sep-00       SunTrust                           Post-petition Transfer Agent Fees, September                    $5,436.78
                                                        1999-August, 2000

Bank of America
---------------

30-Sep-00            Bank of  America                   Service Charge                                                      $0.34
                                                                                                                      ------------
                                                                                                                        $8,437.12
                                                                                                                      ============

                          5. R. Repairs and Maintenance

Bank of America
---------------

                                                                                                                      ------------
                                                                                                                            $0.00
                                                                                                                      ============



                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------

                           CASH RECEIPTS AND PAYMENTS
                           --------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

   Reporting Period beginning September 1, 2000 and ending September 30, 2000

       Date                   Payor/Payee                         Purpose                      Payment                  Balance
       ----                   -----------                         -------                      -------                  -------
     9-Jan-00                                           Balance Brought Forward                                             $0.00





                                  ATTACHMENT 1
                                  ------------

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

   Reporting Period beginning September 1, 2000 and ending September 30, 2000


ACCOUNTS RECEIVABLE AT PETITION DATE                                                              $225,115.40
                                                                                   ===========================
ACCOUNTS RECEIVABLE RECONCILIATION
 (Include all accounts receivable, pre-petition and
 post-petition, including charge card sales which have
 not been received):

                  Beginning of Month Balance                                                      $133,486.29
         PLUS:  Current Month New Billings                                                              $0.00
         LESS:  Collections During Month                                                                $0.00
                                                                                   ---------------------------
                  End of Month Balance                                                            $133,486.29
                                                                                   ===========================


 AGING: (Show the total amount for each group of accounts incurred since filing the petition)

      0-30 Days               31-60 Days              61-90 Days           Over 90 Days        Total
          $ 0.00                                                                                       $ 0.00
----------------------------------------------------------------------------------------------------------------
                               Billings this month

        Date                     Name                                                          Amount
                                                                                    ---------------------------
Monthly Total                                                                                          $ 0.00
                                                                                    ===========================


                                  ATTACHMENT 2
                                  ------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

   Reporting Period beginning September 1, 2000 and ending September 30, 2000


In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

 Date Incurred       Days                Vendor                   Description               Detailed          Sub-Total
 -------------       -----               ------                   -----------               --------          ---------
                  Outstanding                                                               Amount           Per Creditor
                  -----------                                                               ------           ------------
   23-Nov-99          221       Cobb, Cole & Bell    Post-petition Legal work                      $656.25         $656.25

                                US Trustee           Quarterly Fee Third Quarter, 2000           $5,000.00       $5,000.00

                                                                                            --------------- ---------------
                                                                                                 $5,656.25       $5,656.25
                                                                                            =============== ===============

                                                 ATTACHMENT 3
                                                 ------------

                                       INVENTORY AND FIXED ASSETS REPORT
                                       ---------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

   Reporting Period beginning September 1, 2000 and ending September 30, 2000


                                               INVENTORY REPORT
                                               ----------------

    INVENTORY BALANCE AT PETITION DATE                                                             $8,000.00
                                                                                         ====================
    INVENTORY RECONCILIATION:

             Inventory Purchased During Month                                                          $0.00
             Inventory Balance at Beginning of Month                                                 $800.00
             Inventory Used or Sold                                                                    $0.00
                                                                                         --------------------
             Inventory Balance on Hand at End of Month                                               $800.00
                                                                                         ====================

    METHOD OF COSTING INVENTORY
             Estimated realizable value for finished products, nil value for raw materials etc.

                                              FIXED ASSET REPORT
                                              ------------------

    FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE                                                    $0.00
                                                                                         ====================

    (Includes Property, Plant and Equipment)

    ------------------------------------------------------------------------------------ --------------------

    FIXED ASSETS RECONCILIATION:

    Fixed Asset Book Value at beginning of Month                                                       $0.00
             LESS:  Depreciation Expense                                                               $0.00
             LESS:  Disposals                                                                          $0.00
             PLUS:  New Purchases                                                                      $0.00
                                                                                         --------------------
    Ending Monthly Balance                                                                             $0.00
                                                                                         ====================


                     BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
                                               REPORTING PERIOD:
                                                                                      Proceeds         Estimated Disposal

                                                                                                              Value

           10-Jul-00         Real Property at 3 Commerce Blvd.  Palm Coast           $1,195,000.00           $1,195,000.00
                                                                                                       --------------------
                                                                                                             $1,195,000.00
                                                                                                       ====================


                                                 ATTACHMENT 4
                                                 ------------

                                      MONTHLY BANK ACCOUNT RECONCILIATION
                                      -----------------------------------

                    Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

                  Reporting Period beginning September 1, 2000 and ending September 30, 2000

   A separate sheet is required for each bank account, including all savings and investment accounts, i.e.
                    certificates of deposit, money market accounts, stocks and bonds, etc.

         NAME OF BANK - Bank of America                                BRANCH Gov't Banking

                                 ACCOUNT NAME: - Cardiac Control Systems, Inc.
                                        Debtor in Possession, 99-06852
                                               Operating Account

                                          ACCOUNT NUMBER 375 400 1378

                                          PURPOSE OF ACCOUNT Checking

                           Beginning Balance                                             $47,862.12
                           Total of Deposits Made                                             $0.00
                           Total Amounts of Checks Written                               $11,436.78



         30-Sep-00         Service Charge                                                     $0.34
                                                                                  ------------------
                           Closing Balance                                               $36,425.00
                                                                                  ==================
                           Number of Last Check Written This Period                            1061
                           Number of First Check Written This Period                           1059
                           Total Number of Checks Written This Period                             3


                                   INVESTMENT ACCOUNTS
                                   -------------------

                      Type of
                      -------
                     Negotiable             Face Value
                     ----------             ----------
                    Instrument
                    ----------
                       NONE



                                                   ATTACHMENT 5
                                                   ------------

                                                  CHECK REGISTER
                                                  --------------

         Name of Debtor:  Cardiac Control Systems, Inc.                         Case Number 99-06852-3P1

                    Reporting Period beginning September 1, 2000 and ending September 30, 2000

A separate sheet is required for each bank account, including all savings and investment accounts, i.e.
certificates of deposits, money market accounts, stocks and bonds, etc.

                             NAME OF BANK - Bank of America BRANCH Gov't Banking

                                  ACCOUNT NAME: Cardiac Control Systems, Inc.
                                        Debtor in Possession, 99-06852
                                               Operating Account

                                          ACCOUNT NUMBER 375 400 1378

                                          PURPOSE OF ACCOUNT Checking

                   Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

       Date        Check Number    Payee                        Purpose                                       Amount
       ----        ------------    -----                        -------                                       ------
     11-Sep-00          1059       DownTown Business Center     Mail out Plan and Disclosure Statement             $3,000.00

     14-Sep-00          1060       SunTrust                     Post-petition Transfer Agent Fees, September
                                                                1999 - August, 2000                                $5,436.78

     14-Sep-00          1061       Finova Mezzanine Capital     Refund of subscription in March, 2000 to
                                                                exercise warrant to purchase 300,000 shares
                                                                of CCS     Common Stock of $0.10 at an             $3,000.00
                                                                exercise price of $0.01
                                                                                                              ---------------
                                                                                                                  $11,436.78

                                                                                                              ===============

                                                   ATTACHMENT 6
                                                   ------------

                                                MONTHLY TAX REPORT
                                                ------------------

                    Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

                  Reporting Period beginning September 1, 2000 and ending September 30, 2000

                                            TAXES PAID DURING THE MONTH
                                            ---------------------------

               Report all post-petition taxes paid directly or deposited into the tax account.

                  Date                      Payee                      Description               Amount
                  ----                      -----                      -----------               ------


                                                                                       ---------------
                                                                                                 $0.00
                                                                                       ===============

--------------------------------------------------------------------------------------------------------------
                                                TAXES OWED AND DUE
                                                ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed August 2, 1999, Period 1998.


Name of Taxing Authority            Date Payment Due          Description                        Amount
------------------------            ----------------          -----------                        ------




                                                   ATTACHMENT 7
                                                   ------------

                                     SUMMARY OF OFFICER OR OWNER COMPENSATION
                                     ----------------------------------------

                                   SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                                   --------------------------------------------

                    Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

                  Reporting Period beginning September 1, 2000 and ending September 30, 2000

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

         Name of Officer or Owner                             Title                              Amount Paid
         ------------------------                             -----                              -----------

         W. Alan Walton                              Vice President and COO


--------------------------------------------------------------------------------------------------------------
                                                 PERSONNEL REPORT
                                                 ----------------

                                                                          Full Time           Part Time
                                                                          ---------           ---------

        Number of Employees at beginning of period                            0                   1
        Number hired during the period                                        0                   0
        Number terminated or resigned during period                           0                   0



--------------------------------------------------------------------------------------------------------------
                                           CONFIRMATION OF INSURANCE
                                           -------------------------

         List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                    Agent and Phone
                    ---------------
      Carrier            Number                       Expiration Date      Date Premium Due
      -------            ------                       ---------------      ----------------



                                                 ATTACHMENT 8
                                                 ------------

                               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                               ------------------------------------------------

The following significant events occurred during the reporting period September
1, 2000 through September 30, 2000.

1.       Continued negotiations for the sale of Intellectual Property.

2.       The Bankruptcy Court Approved the Plan of Reorganization and Disclosure Statement that was filed on
         August 18, 2000.